                                                                    Exhibit 99.1
                                                                    ------------

SLIDE 1:  ePRESENCE
-------------------

ePresence, Inc.

(NASDAQ:  EPRE)

February 2001

SLIDE 2:  SAFE HARBOR STATEMENT
-------------------------------

Any statement made in this presentation that is not a statement of historical fact is a forward-looking statement and is subject to differ materially from actual results based on various important factors, including, without limitation, the impact of the Company's strategic initiatives to grow its business, market acceptance of the ePresence name and the identification of the name with the Company's business, the Company's ability to enter and manage strategic alliances, the success of its alliance with Microsoft, the Company's ability to leverage available resources to acquire complementary businesses, the Company's ability to integrate and assimilate acquisitions, increased competition, acceptance of the Company's solutions in the marketplace, sales and marketing efforts, the Company's ability to attract and retain qualified personnel, the success of the Company's stock repurchase program, volatility of securities markets including fluctuations in the value of the Switchboard securities held by ePresence, and general economic conditions. For further information on these and other risks, uncertainties, and factors, please review the Company's Form 10-K for 1999, filed with the SEC on March 30, 2000 and its quarterly Forms 10-Q for the current year, filed with the SEC in 2000. The forward-looking statements made in this presentation relate only to events as of the date on which the statements are made and the Company undertakes no obligation to update these forward-looking statements.

SLIDE 3:  AGENDA
----------------

 .    Business Focus
 .    Market Opportunity
 .    Company Profile
 .    Financial Performance

SLIDE 4:  MISSION
-----------------

"ePresence delivers directory-centric solutions that increase revenue, improve customer service and reduce costs by personalizing business relationships for our clients."

SLIDE 5:  CUSTOMERS
-------------------

FINANCIAL SERVICES
------------------
Fiduciary Trust
Morgan Stanley Dean Witter
Merrill Lynch
The Defined Assets Consortium
MetLife
Toronto Dominion Bank
First Union
The Hartford
State of California Insurance Fund
American Express
Nationwide Building Society
Rabobank
Australian Stock Exchange
State Street Bank

TELECOMMUNICATIONS
------------------
AT&T
Lucent Technologies
Avaya
Bell Atlantic
Cingular (BellSouth Wireless Data)
Sprint
GTE
Verizon
Ericsson
Singapore Telecom

NEW MEDIA
---------
Sony
CBS
Warner Music
Your Home Direct
Devondale

PHARMACEUTICALS
---------------
Bristol-Meyers Squibb
Bayer
Johnson & Johnson
Merck
Pfizer
BlueCross BlueShield of Florida
Immunex
North Sydney Health Service

SLIDE 6:  TECHNOLOGY FOCUS
--------------------------

PERSONALIZATION FRAMEWORK

                                    Customer
                           Wireless Voice Web E-mail

(Chart)

                                Personalization Engine
                    Content   Provisioning         Customer          SCM
                  Management                       Analytics

                                   DIRECTORIES
                                e-INFRASTRUCTURE

SLIDE 7:  TECHNOLOGY FOCUS
--------------------------

Directory:  The "Linchpin" of e-Business

e-Business
----------
 .   Applications                                    Security           [double-ended arrow] Partners
 .   Policies             [double-ended arrow]       DIRECTORY          [double-ended arrow] Customers
 .   Systems & Network                                                  [double-ended arrow] Suppliers
    Resources                                       Personal           [double-ended arrow] Employees
                                                    Secure
                                                    Scalable
                                                    Flexible

SLIDE 8:  MARKET FOCUS
----------------------

[Triangular Graphic]

                                      Web
                                    Services

                                   Enterprise
  Platform                      Personalization                   Integration
  Services                                                          Services

SLIDE 9:  PREMIER ALLIANCES
---------------------------

iPlanet-A Sun/Netscape Alliance
VIGNETTE
Microsoft
Business Layers-Making People Productive from Day One
INTERWOVEN-moving business to the web
DELL

SLIDE 10: METHODOLOGY
---------------------

STRATEGIZE                                   VISUALIZE
Work with the client's business team to      Translate business goals into measurable
understand the enterprise-wide strategy      initiatives then plan and design a
as it relates to the client's vision,        solution.  The outcome is a comprehensive
objectives, and critical success factors.    document outlining the vision and
                                             specifications of the systems.

OPTIMIZE                                     REALIZE
Administer and enhance the system,           Develop the system and user interface
including maintenance, training/knowledge    according to specifications.  Rigorously
transfer, additional functionality and       test, then deploy the new system in a
service.                                     phased approach.

Fast Cycle Delivers . . .

                         Fast, Flexible and Predicable


                                                             ...Results

SLIDE 11:  MARKET DYNAMICS - GROWTH
-----------------------------------

Is demand for eBusiness services going away?

How much will you spend on eBusiness Services?

Average budget = $3.6 million                 Average budget = $5.5 million
[Pie Chart]                                   [Pie Chart]

1999                                          2001
----                                          ----
   (Less Than)$0.5/6%                            (Less Than)$0.5/4%
              $0.5-$0.99/30%                                $0.5-$0.99/16%
(Greater Than)$5/22%                          (Greater Than)$5/38%
              $1-$5/34%                                     $1-$5/28%
              Don't know/8%                                 Don't know/14%

($ millions)
Percent of 50 companies interviewed

                                                         Forrester Research 2001


SLIDE 12:  MARKET DYNAMICS - PERSONALIZATION
--------------------------------------------

"By 2004, 80% of content-rich IT applications will incorporate personalization."

GartnerGroup 2000

SLIDE 13:  MARKET DYNAMICS - DIRECTORY
--------------------------------------

What's the demand for directory services?

 .  75% of Global 3,500 firms have or expect to have a project underway for integrated access control
 .  Primary business drivers include: ease of use for customers and employees, and cost reduction
 .  24% of firms expect to spend over $1 million on integrated access projects

                                                         Forrester Research 2001

SLIDE 14:  MARKET DYNAMICS - OPPORTUNITY
----------------------------------------

Firms increase the number of providers . . .

How many of each eBusiness provider type does your operating unit use?

[Line Graphs]

eCommerce integrators:                         2000=2
                                               2002=3

Services arms of software/hardware vendors:    2000=2
                                               2002=3

Application service providers:                 2000=1
                                               2002=3

Business process outsourcers:                  2000=1
                                               2002=3

Hosters:                                       2000=1
                                               2002=1

Marketing service providers:                   2000=1
                                               2002=1

Management consulting firms:                   2000=1
                                               2002=1

Average of 55 companies using a single or multiple providers

                                                         Forrester Research 2001

SLIDE 15:  MARKET DYNAMICS - OPPORTUNITY
----------------------------------------

 ..... For greater specialization

What are the benefits of engaging multiple service providers?
  [Line Graphs]

Increased specialization          68%
Different perspectives            28%
Increased return on investment    22%
More complete solutions           18%
Minimized risk                    12%

Percent of 50 companies using multiple providers
(multiple responses accepted, top five shown)

                                                         Forrester Research 2001

SLIDE 16:  COMPANY PROFILE
--------------------------

 .  Service capabilities from e-infrastructure to web development with heavy emphasis on "directory-centric" skills.
 .  Fortune 1000 customer base
 .  400+ professionals
 .  Strong partner orientation
 .  Worldwide delivery capability


           .  New York/New Jersey         .  Toronto
           .  Washington DC               .  London
           .  Dallas                      .  Amsterdam
           .  San Francisco               .  Munich
           .  Los Angeles                 .  Melbourne

SLIDE 17:  RECENT WINS
----------------------

[Triangular graphic]

                                      Web
                                    Services
                           Morgan Stanley Dean Witter

                                   Enterprise
                                Personalization

Platform                      Fiduciary                   Integration
Services                      Trust                       Services
Turner                        International               SONY

SLIDE 18:  OUR PRIORITIES
-------------------------

 . Become the recognized leader in delivering personalized e-Business solutions . Expand and win "Blue-Chip" accounts and premier alliances in target industries
 .  Enhance our "Directory-Centric" service delivery capability:
   .  Skill sets
   .  Geographic coverage
   .  Methodology
 .  Grow revenues faster than the market
 .  Build a profitable business

SLIDE 19:
-----------

Richard M. Spaulding
Senior Vice President and
Chief Financial Officer

SLIDE 20:
----------


Financial Performance

Note: Due to the Company's 38% ownership and board control, ePresence consolidated the results of Switchboard Incorporated (Nasdaq: SWBD) during 2000. However, beginning January 1, 2001, the Company changed its accounting for Switchboard to the equity method and the following financial information has been presented on a proforma basis to reflect this change in accounting for the Switchboard results.

SLIDE 21:  REVENUE PERFORMANCE
------------------------------

Quarterly Revenue
[Line Graph]

Quarters             $mm's
-------------------  -----
1Q99                   8.0
2Q99                   8.6
3Q99                   9.9
4Q99                  11.0
1Q00                  12.1
2Q00                  14.6
3Q00                  17.0
4Q00                  17.7

e-Services Revenue

SLIDE 22:  EPRESENCE SERVICES OPERATING METRICS
-----------------------------------------------

                                       Q4'00                           Q4'99

Revenues                               $17.7M                          $11.0M
Gross Margin %                         44%                             40%
EBITDA                                 (.8M)                           (1.2M)

Billable Rate/hour                     $145.0                          $128.0
Utilization                            68%                             67%
Annualized Revenue/
     Billable Employee                 $220K                           $175K

Dot.com Revenue/Total        (Less Than)1%                   (Less Than)1%
 Revenue
Cash and Marketable                    $81M (1)                        $127.2M
     Securities

(1) does not include 9.8 million shares of Switchboard (Nasdaq: SWBD) valued at approximately $56M as of February 9, 2001

SLIDE 23:  EPRESENCE PROFORMA QUARTERLY RESULTS
-----------------------------------------------


ePresence
($'s in Millions)                   Q4 2000          Q4 1999          Change              Q3 2000

Revenue                                  17.7                11.0          6.7                17.0

Gross Margin                              7.7                 4.4          3.3                 7.6
   %Gross Margin                           44%                 40%                              45%

Operating Expense
   Sales & Marketing                      5.6                 3.2         (2.4)                6.0
   G&A                                    3.7                 3.0         (0.8)                3.8
   Amort. of goodwill and                 0.7                 0.0         (0.7)                0.7
    intang.                            ------              ------       ------              ------

     Total Op Expense                    10.1                 6.2         (3.9)               10.5

Operating Inc/(Loss)                     (2.4)               (1.8)        (0.6)               (2.9)

Other Income, net                         0.7                12.8        (12.1)                0.4
Unconsolidated Affiliate                 (2.1)               (3.2)         1.1                (1.0)
 Inc/(loss)                            ------              ------       ------              ------
   Income before Tax                     (3.8)                7.8        (11.6)               (3.5)


(Benefit from)/Provision for             (1.5)              (22.6)        21.1                (1.7)
 Inc. Tax                              ------              ------       ------              ------
   Net Inc./(Loss) from                  (2.3)               30.4        (32.7)               (1.8)
   continuing operations


EPS                                    $(0.10)             $ 1.17       $(1.27)             $(0.08)
------------------------------------------------------------------------------         -----------


Pro-forma net (loss)/income*             (0.4)               32.4        (32.8)               (0.6)

EPS*                                   $(0.02)             $ 1.28       $(1.30)             $(0.03)
------------------------------------------------------------------------------         -----------

* Proforma net (loss)/income excludes, on a tax affected basis, depreciation, amortization, non cash compensation and loss from unconsolidated affiliate.

SLIDE 24:  EPRESENCE PROFORMA ANNUAL RESULTS
--------------------------------------------

ePresence
($'s in Millions)                                                  2000          1999        Change
Revenue                                                            61.3          37.5         23.8

Gross Margin                                                       27.4          14.8         12.6
 %Gross Margin                                                       45%           39%

Operating Expense
 Sales & Marketing                                                 20.2          10.9         (9.3)
 G&A                                                               14.5          11.9         (2.6)
 Amort. of goodwill and intang.                                     2.2           0.0         (2.2)
                                                                  -----        ------        -----
   Total Op Expense                                                36.9          22.9        (14.1)

Operating Inc/(Loss)                                               (9.5)         (8.1)        (1.5)

Other Income, net                                                  47.0          17.3         29.7
Unconsolidated Affiliate Inc/(loss)                                (7.8)         (5.3)        (2.5)
                                                                  -----        ------        -----
   Income before Tax                                               29.7           4.0         25.8


(Benefit from)/Provision for Inc. Tax                              14.6         (22.3)        36.9
                                                                  -----        ------       ------
   Net Inc./(Loss) from continuing operations                      15.1          26.2        (11.1)


EPS                                                               $0.56        $ 1.03       $(0.47)
--------------------------------------------------------------------------------------------------

Pro-forma net (loss)/income*                                       21.5          30.4         (8.9)

EPS*                                                              $0.75        $ 1.20       $(0.45)
--------------------------------------------------------------------------------------------------

*Proforma net (loss)/income excludes, on a tax affected basis, depreciation, amortization, non cash compensation and loss from unconsolidated affiliate.

SLIDE 25:  EPRESENCE PROFORMA BALANCE SHEET
-------------------------------------------



ePresence
($'s in Millions)                                    12/31/2000     12/31/1999
-----------------                                    ----------     ----------
Assets
   Cash & Securities                                       81.4          127.2
   Accounts Receivable                                     12.9           11.4
   Other Current Assets                                     6.8            2.3
                                                     ----------     ----------
             Total Current Assets                         101.1          140.9

   Investment in uncons. affiliate                         34.6            2.8
   Deferred Tax Asset                                      13.3           21.6
   Other Assets                                            31.4            2.8
                                                     ----------     ----------
             Total Assets                                 180.4          168.1

Liabilities
   Liabilities                                             13.5           17.2
   Deferred Revenue                                         3.2            5.2
   Deferred Tax Liability                                  13.9           30.3
   Equity                                                 149.7          115.4
                                                     ----------     ----------
             Total Liabilities & Equity                   180.4          168.1

SLIDE 26:  EPRESENCE BUSINESS MODEL TARGETS
-------------------------------------------


                                                                                          2001      Long Term
ePresence                                   Q1         Q2        Q3         Q4           Target      Target
                                            --         --        --         --           ------      ------
Revenue                                    100%      100%       100%       100%           100%         100%

Gross Margin                                45%       46%        45%        44%            48%          51%

Operating Expenses
 Sales & Marketing                          32%       31%        35%        32%            25%          20%
 G&A                                        28%       25%        22%        21%            18%          16%
 Goodwill Amortization                       2%        3%         4%         4%             4%           3%
                                           ---       ---        ---        ---            ---          ---
     Total Op Expenses                      62%       60%        62%        57%            47%          39%

Operating Inc./(Loss)                      -17%      -14%       -17%       -13%             1%          12%
------------------------------------------------------------------------------     -----------------------

EBITDA                                     -11%       -8%       -10%        -5%             6%          18%
------------------------------------------------------------------------------     -----------------------


SLIDE 27:  THANK YOU
--------------------